Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies

a) Vessels under Construction

As at December 31, 2014, the Company was committed to the construction of eight LNG carriers, four long-distance towing and offshore installation vessels, three FAUs, one FSO conversion and one FPSO upgrade for a total cost of approximately $2.8 billion, excluding capitalized interest and other miscellaneous construction costs. Two LNG carriers are scheduled for delivery in 2016, three LNG carriers are scheduled for delivery in 2017 and three LNG carriers are scheduled for delivery in 2018, four long-distance towing and offshore installation vessels are scheduled for delivery in 2016, one FAU delivered in February 2015 and two FAUs are scheduled for delivery in 2016, the one FSO conversion is scheduled for completion in early-2017 and the one FPSO upgrade is scheduled for completion in the first quarter of 2016. As at December 31, 2014, payments made towards these commitments totaled $421.9 million (excluding $9.6 million of capitalized interest and other miscellaneous construction costs) and the carrying value of completed units not yet in service was $1.3 billion. As at December 31, 2014, the remaining payments required to be made under these newbuilding and conversion capital commitments were $616.8 million (2015), $890.0 million (2016), $517.5 million (2017) and $350.9 million (2018).

b) Purchase Obligations

As at December 31, 2014, Teekay Offshore was committed to the purchase of six long-distance towing and offshore installation vessels for a total cost of approximately $220 million. Four long-distance towing and offshore installation vessels delivered in the first and early in the second quarter of 2015, and two long-distance towing and offshore installation vessels are scheduled for delivery in the rest of second quarter of 2015.

In December 2014, Teekay Tankers signed an agreement to acquire one 2008-built Aframax tanker for a purchase price of $37 million and placed $3.7 million in an escrow fund related to this purchase. In December 2014, Teekay Tankers also signed an agreement to acquire four modern LR2 vessels for a total purchase price of $193.3 million. Teekay Tankers took delivery of all the vessels during the first quarter of 2015.

c) Joint Ventures

As described in Note 3c, Teekay LNG has an ownership interest in the BG Joint Venture and, as part of the acquisition, agreed to assume BG’s obligation to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. As at December 31, 2014, Teekay LNG had incurred $0.8 million relating to shipbuilding and crew training services. The remaining estimated amounts to be incurred for the shipbuilding and crew training obligation, net of the reimbursement from BG, are $5.2 million (2015), $4.2 million in (2016), $3.8 million in (2017), $4.0 million in (2018) and $0.4 million (2019).

In addition, the BG Joint Venture secured a $787.0 million debt facility to finance a portion of the estimated fully built-up cost of $1.0 billion for its four newbuilding carriers, with the remaining portion to be financed pro-rata based on ownership interests by Teekay LNG and the other partners. As at December 31, 2014, Teekay LNG’s proportionate share of the remaining newbuilding installments, net of debt financing, totaled $4.9 million (2015), $7.9 million in (2016), $15.0 million in (2017), $17.3 million in (2018) and $6.3 million (2019).

As described in Note 3b, Teekay LNG has a 50% ownership interest in the Yamal LNG Joint Venture which will build six 172,000-cubic meter ARC7 LNG carrier newbuildings for an estimated total fully built-up cost of approximately $2.1 billion. As at December 31, 2014, Teekay LNG’s proportionate costs incurred under these newbuilding contracts totaled $95.3 million and Teekay LNG’s proportionate share of the estimated remaining costs to be incurred were $23.7 million (2015), $33.9 million in (2016), $84.4 million in (2017), $344.7 million in (2018), $240.2 million (2019), and $201.1 million (thereafter). The Yamal LNG Joint Venture intends to secure debt financing for 70% to 80% of the fully built-up cost of the six newbuildings.

In October 2014, Teekay Offshore sold a 1995-built shuttle tanker, the Navion Norvegia, to a 50/50 joint venture with Brazilian-based Odebrecht Oil & Gas S.A. (a member of the Odebrecht group) (or Odebrecht). The vessel is committed to a new FPSO conversion for the Libra field located in the Santos Basin offshore Brazil. The conversion project will be completed at Sembcorp Marine’s Jurong Shipyard in Singapore and the FPSO unit is scheduled to commence operations in early-2017 under a 12-year fixed-rate contract with Petrobras. The FPSO conversion is expected to cost approximately $1.0 billion. As at December 31, 2014, payments made towards these commitments totaled $35.0 million and the remaining payments required to be made are $398.6 million (2015) and $552.0 million (2016). Teekay Offshore intends to finance its share of the conversion through its existing liquidity and through long-term debt financing within the joint venture. The joint venture secured a $248 million loan late-2014 and expects to secure additional long-term debt financing for the FPSO unit prior to its scheduled delivery.

d) Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

Navion Hispania Incident

On November 13, 2006, one of Teekay Offshore’s shuttle tankers, the Navion Hispania, collided with the Njord Bravo, an FSO unit, while preparing to load an oil cargo from the Njord Bravo. The Njord Bravo services the Njord field, which is operated by Statoil Petroleum AS (or Statoil) and is located off the Norwegian coast. At the time of the incident, Statoil was chartering the Navion Hispania from Teekay Offshore. The Navion Hispania and the Njord Bravo both incurred damage as a result of the collision. In November 2007, Navion Offshore Loading AS (or NOL) and Teekay Navion Offshore Loading Pte Ltd. (or TNOL), subsidiaries of Teekay Offshore, and Teekay Shipping Norway AS (or TSN), a subsidiary of Teekay, were named as co-defendants in a legal action filed by Norwegian Hull Club (the hull and machinery insurers of the Njord Bravo), several other insurance underwriters and various licensees in the Njord field.

Following a lower court ruling, the appellate court in June 2013 held that NOL, TNOL and TSN were jointly and severally responsible towards the plaintiffs for all the losses as a result of the collision, plus interests accrued on the amount of damages. In addition, Statoil was held not to be required to indemnify NOL, TNOL and TSN for the losses. NOL, TNOL and TSN were also held liable for legal costs associated with court proceedings. Teekay Offshore and Teekay maintain protection and indemnity insurance for damages to the Navion Hispania and insurance for collision-related costs and claims. Thus, Teekay Offshore recognized a total liability of NOK 216,400,000 (approximately $29.0 million) of damages and legal costs and a receivable of NOK 216,400,000 (approximately $29.0 million) as at December 31, 2013.

In 2014, Teekay Offshore and the insurer entered into a settlement agreement with the plaintiffs, which reduced Teekay Offshore’s liability and related receivable to NOK 117,500,000 (approximately $15.8 million). The insurer paid the settlement amount to the plaintiffs during November 2014. There is no liability or receivable recorded on the Company’s consolidated balance sheets as at December 31, 2014.

Teekay Nakilat Capital Lease

As described under Note 10, the Teekay Nakilat Joint Venture was the lessee under three separate 30-year capital lease arrangements with a third party for the three RasGas II LNG Carriers. Under the terms of the leasing arrangements in respect of the RasGas II LNG Carriers, the lessor claimed tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks were assumed by the lessee, in this case the Teekay Nakilat Joint Venture. Lease payments under the lease arrangements were based on certain tax and financial assumptions at the commencement of the leases and subsequently adjusted to maintain its agreed after-tax margin. On December 22, 2014, the Teekay Nakilat Joint Venture terminated the leasing of the RasGas II LNG Carriers. However, the Teekay Nakilat Joint Venture remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date.

The UK taxing authority (or HMRC) has been challenging the use of similar lease structures. One of those challenges resulted in a court decision from the First Tribunal on January 2012 regarding a similar financial lease of an LNG carrier that ruled in favor of the taxpayer, as well as a 2013 decision from the Upper Tribunal that upheld the 2012 verdict. However, HMRC appealed the 2013 decision to the Court of Appeal and in August 2014, HMRC was successful in having the judgment of the First Tribunal (in favor of the taxpayer) set aside. The matter will now be reconsidered by the First Tribunal, taking into account the appellate court’s comments on the earlier judgment. If the lessor of the RasGas II LNG Carriers were to lose on a similar claim from HMRC, which Teekay LNG does not consider to be a probable outcome, Teekay LNG’s 70% share of the potential exposure in the Teekay Nakilat Joint Venture is estimated to be approximately $60 million. Such estimate is primarily based on information received from the lessor.

Petrojarl Banff Storm Damage

On December 7, 2011, the Petrojarl Banff FPSO unit (or Banff), which operates on the Banff field in the U.K. sector of the North Sea, suffered a severe storm event and sustained damage to its moorings, turret and subsea equipment, which necessitated the shutdown of production on the unit. Due to the damage, Teekay declared force majeure under the customer contract on December 8, 2011 and the Banff FPSO unit commenced a period of off-hire while the necessary repairs and upgrades were completed and the weather permitted re-installation of the unit on the Banff field. The Company does not have off-hire insurance covering the Banff FPSO. The repairs and upgrades were completed in 2014, and the Banff FPSO unit resumed production on the Banff field in July 2014.

The Company expects that repair costs to the Banff FPSO unit and equipment and costs associated with the emergency response to prevent loss or further damage during the December 7, 2011 storm event will be primarily reimbursed through its insurance coverage, subject to a $0.8 million deductible and the other terms and conditions of the applicable policies. In addition, the Company incurred certain capital upgrade costs for the Banff FPSO unit and the Apollo Spirit related to upgrades to the mooring system required by the relevant regulatory authorities due to the extreme weather and sea states experienced during the December 7, 2011 storm. The Apollo Spirit was operating on the Banff field as a storage tanker and returned to service on the Banff field at the same time as the Banff FPSO unit. The total of these capital upgrade costs was approximately $181 million. The recovery of the capital upgrade costs from the charterer is subject to commercial negotiations or, failing agreement, the responsibility for these costs will be determined by an expedited arbitration procedure. Any capital upgrade costs not recovered from the charterer are expected to be capitalized to the vessel cost.

e) Redeemable Non-Controlling Interest

During 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of Teekay Offshore for a 33% equity interest in the subsidiary. The non-controlling interest owner of Teekay Offshore’s 67% owned subsidiary holds a put option which, if exercised, would obligate Teekay Offshore to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at December 31, 2014.

f) Other

The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.